AMENDEDPURCHASE AGREEMENT
                            -------------------------

     This Amended Purchase Agreement dated this 9th day of August 2006 (the "Amendment") is to Amend the Purchase Agreement (the "Purchase Agreement") by
 ---------
and  between  Spiros  Partners,  Ltd.,  a  Texas  limited  partnership  (the
"Partnership"), New Spiros, L.L.C., a Texas limited liability company (the "Company"), Behzad "Alex" Bahrami ("Bahrami"), the individuals listed on Exhibit "A" to the Purchase Agreement who are the Limited Partners of the Partnership (the "Limited Partners") and the Members of the Company (the "Members"), and RCI Debit Services, Inc., a Texas corporation ("Buyer"). The Limited Partners and the Members are collectively referred to herein as the "Sellers"

                                    RECITALS

     WHEREAS, the parties entered into a Purchase Agreement dated August 3, 2006 (the "Purchase Agreement") for the acquisition of the Membership Interest in the Company and the Partnership Interest in the Partnership, which own and operate an adult entertainment cabaret known as "Centerfolds" located at 5418 Brewster Street, San Antonio, Texas 78233; and

     WHEREAS, all of the parties hereto wish to amend Section 1.4 of the Purchase Agreement to clarify the method of the payment of the purchase price for the Membership Interest and Partnership Interest; and

     WHEREAS, the parties wish to amend Section 3.1(b) of the Purchase Agreement to clarify the outstanding Membership Interest of the Company; and

     WHEREAS, the parties wish to amend Section 2.1 of the Purchase Agreement to extend the Closing Date (as defined therein).

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. All capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement unless expressly defined otherwise in this Amendment.

     2. Except as otherwise specifically provided herein, all terms and conditions of the Purchase Agreement as set forth therein, shall remain in full force and effect as if explicitly set forth herein and shall apply to the interpretation and enforcement hereof.

     3.   Amendment  of  Sections  1.4  of  the  Purchase Agreement: The parties
          ----------------------------------------------------------
hereby amend Section 1.4 of the Purchase Agreement in its entirety to read as follows:

          "Section  1.4     Purchase  Price  for  Membership  Interest  and
                            -----------------------------------------------
          Partnership  Interest.  As  consideration  for  the  purchase  of  the
          ---------------------
          Membership Interest and the Partnership Interest, Buyer shall pay to the Sellers the total aggregate consideration of $2,150,000 (the "Purchase Price"), which shall be allocated according to the ownership percentages set forth in Exhibit "A" and payable as follows:

          (a)  $450,000 cash paid at the time of Closing;

          (b) Buyer shall execute a promissory note in the principal amount of $1,700,000 bearing simple interest at a rate of 7.5% per annum (the "Long Term Note") due and payable as follows:

               (i) in twenty-four (24) monthly installments of principal and interest in the amount of Forty Thousand Seven Hundred Sixty-Nine and 83/100 Dollars ($40,769.83 = $31,499.71 + $9,270.12) each, with the first installment being due and payable thirty (30) days after the Closing Date, with subsequent installments being due and payable on the same day of each successive month, through August 2008; and

               (ii) thereafter commencing with the 25th month through the 59th month in equal monthly installments of principal and interest in the amount of Nine Thousand Two Hundred Seventy and 12/100 Dollars ($9,270.12) each, with the next such installment being due and payable on the same day of the month in September
               2008, and with subsequent installments in like amount being due and payable on the same day of each successive month through July 2011, with a final payment of Seven Hundred Eighty-Five Thousand Three Hundred Twenty-One and 04/100 Dollars ($785,321.04) being due and payable thirty (30) days thereafter being the final maturity of the Long Term Note, when the entire unpaid principal balance, whether the same or different from the above stated balance, and all unpaid accrued interest owing, together with all other charges, if any, will be due and payable in full.

          The Long Term Note shall be secured by the Real Property secured by a lien on the Real Property inferior only to the existing lien on the Promissory Note and the lien to be granted to SK&BB under the Bridge Note, as well as all of the capital stock of the Buyer, all of the Membership Interest and Partnership Interest, and a security interest in the assets of the Business."

     4.   Amendment  of  Sections3.1(b)  of  the Purchase Agreement: The parties
          ----------------------------------------------------------
hereby amend Section 3.1(b) of the Purchase Agreement in its entirety to read as follows:

     "(b) The  authorized  Membership  Interests  of the Company consists of 50%
          Membership Interest owned by Behzad Bahrami and 50% Membership Interest owned by Spiridon Karamalegos which membership interests are validly issued and outstanding. There is no other class of membership interests authorized or issued by the Company. All of the issued and outstanding Membership Interests of the Company are owned by Members and are fully paid and non-assessable. None of the Membership Interests issued are in violation of any preemptive rights. The Company does not have any obligation to repurchase, reacquire, or redeem any of its outstanding Membership Interests. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any membership interests of the Company, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any membership interests or any securities convertible into or evidencing the right to purchase or subscribe for any membership interests, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any membership interests of the Company."


                      Amended Purchase Agreement - Page 2

     5.   Amendment  to  Section  2.1  of  the  Purchase  Agreement: The parties
          ---------------------------------------------------------
hereto amend Section 2.1 of the Purchase Agreement in its entirety to read as follows:

          "Section  2.1     The  Closing.  The  closing  of  the  transactions
                            ------------
     provided for in this Agreement shall take place on or before August 25, 2006 (the "Closing Date"), or at such other time and place as agreed upon among the parties hereto (the "Closing"). The closing of the transaction between RCI and SK&BB for the acquisition of the Real Property shall take place at Chicago Title Company, Austin, Texas."

     6. This Amendment shall be of no force and effect until receipt and execution of this Amendment by all parties. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature of any of the parties, each of which shall be deemed an original for all purposes.

     7. Except as expressly amended hereby, the Purchase Agreement remains in full force and effect. Any references to the Purchase Agreement shall refer to the Agreement as amended hereby.



                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]


                      Amended Purchase Agreement - Page 3

     IN WITNESS WHEREOF, the undersigned have executed this Amended Purchase Agreement to become effective as of the date first set forth above.

                              RCI DEBIT SERVICES, INC.

                               /S/
                              -------------------------------------------
                              By: Eric Langan, President
                              Date:
                                   -----------------------------------

                              SPIROS  PARTNERS,  LTD.

                               /S/
                              -------------------------------------------
                              By:                  ,
                                   ----------------   ----------------
                              Date:
                                   -----------------------------------

                              NEW  SPIROS,  LLC

                               /S/
                              -------------------------------------------
                              By:                  ,
                                   ----------------   ----------------
                              Date:
                                   -----------------------------------

                               /S/
                              -------------------------------------------
                              SPIRIDON KARAMALEGOS, Individually
                              Date:
                                   -----------------------------------

                               /S/
                              -------------------------------------------
                              BEHZAD BAHRAMI, Individually
                              Date:
                                   -----------------------------------

                               /S/
                              -------------------------------------------
                              SHAHRZAD BAHRAMI, Individually
                              Date:
                                   -----------------------------------

                               /S/
                              -------------------------------------------
                              ANTONIOS A. PETROPOULOS, Individually
                              Date:
                                   -----------------------------------

                               /S/
                              -------------------------------------------
                              NICOLAS KARAOLIS, Individually
                              Date:
                                   -----------------------------------

                               /S/
                              -------------------------------------------
                              JESSE G. CANDELAS, Individually
                              Date:
                                   -----------------------------------

                               /S/
                              -------------------------------------------
                              ELEFTHERIOS KARAMALEGOS, Individually
                              Date:
                                   -----------------------------------


                      Amended Purchase Agreement - Page 4